Supplement Dated December 15, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Investors Series Trust

On page 53, in the section entitled Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Distribution Plan," please delete the second and third paragraphs and replace with the following:

On August 30, 2006, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 under the 1940 Act with respect to the Class A interests of each Fund (with the exception of the JNL Government Money Market Fund).  Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust.  JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York.  The Distribution Plan for Class A was last approved by the Board of Trustees on November 30-December 2, 2016.

Under the Distribution Plan for the Class A Shares, the fee is computed at a maximum annual rate of 0.20% (with the exception of the JNL Money Market Fund, which has no distribution fee for Institutional Class shares) of the average daily net assets attributable to the Class A shares of the Fund.  Each Fund will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services.  In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal year.

This Supplement is dated December 15, 2016.